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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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        Date of Report (Date of earliest event reported): April 17, 2003


                       PENNSYLVANIA COMMERCE BANCORP, INC.
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             (Exact Name of Registrant as Specified in its Charter)


              Pennsylvania              333-78445           25-1834776
    ---------------------------- --------------------- ---------------------
   (State or other jurisdiction of      (Commission       (I.R.S. Employer
    incorporation or organization)      file number)      Identification No.)



         100 Senate Avenue, Camp Hill, Pennsylvania               17011
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       (Address of Principal Executive Offices)                  (zip code)



                                 (717) 975-5630
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                     (Telephone number, including area code)




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Item 7.  Financial Statements and Exhibits

   Exhibit No.
   -----------
       99.1  Press Release, dated April 17, 2003
       99.2  Supplemental Information

Item 9.  Regulation FD Disclosure

         In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9.
Regulation FD Disclosure."

         On April 17, 2003, Pennsylvania Commerce Bancorp, Inc. issued a press release reporting financial results for its first quarter of 2003. A copy of the press release is attached as Exhibit 99.1 to this report.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      Pennsylvania Commerce Bancorp, Inc.
                                      ------------------------------------------
                                                        (Registrant)



         Date: April 17, 2003      /s/ Gary L. Nalbandian
                                   ---------------------------------
                                   Gary L. Nalbandian,
                                   Chairman and President

                                   /s/ Mark A. Zody
                                   ---------------------------------
                                   Mark A. Zody,
                                   Chief Financial Officer
                                  (Principal Financial and Accounting Officer)

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                                  EXHIBIT INDEX





Exhibit No.                 DESCRIPTION
-----------               ----------------

99.1        Press Release of Pennsylvania Commerce Bancorp, Inc. dated April 17,
            2003.

99.2        Supplemental Information